                                                                    EXHIBIT 99.1

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------


                              RMBS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS


                           $495,499,000 (APPROXIMATE)

                                   MLCC 2005-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS



                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER



                            PHH MORTGAGE CORPORATION
                                    SERVICER



                                 MAY [11], 2005



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING/DEAL MANAGEMENT

Matt Whalen                   (212) 449-0752
Paul Park                     (212) 449-6380
Tom Saywell                   (212) 449-2122
Alan Chan                     (212) 449-8140
Parkson Young                 (212) 449-1768
Fred Hubert                   (212) 449-5071
Alice Chu                     (212) 449-1701
Sonia Lee                     (212) 449-5067
Oleg Saitskiy                 (212) 449-1901
Keith Singletary              (212) 449-9431
Calvin Look                   (212) 449-5029

TRADING
Scott Soltas                  (212) 449-3659
Charles Sorrentino            (212) 449-3659
Colin Sheen                   (212) 449-3659
Edgar Seah                    (212) 449-3659



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                   MLCC 2005-B

             $495,499,000 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                                    PYMT WINDOW
          PRINCIPAL OR NOTIONAL     WAL (YRS)        (MONTHS)          CERTIFICATE                              EXPECTED RTGS
  CLASS         BALANCE (1)       (CALL/MAT)(2)    (CALL/MAT)(2)      INTEREST RATES      TRANCHE TYPE         S&P/MOODY'S/FITCH
--------  ---------------------   ------------     -------------      --------------     --------------        -----------------
   A-1    $    342,421,000          3.95/4.28        1-123/1-298        Floater (3)          Senior               AAA/Aaa/AAA
   A-2    $    140,578,000          3.95/4.28        1-123/1-296        Floater (4)          Senior               AAA/Aaa/AAA
   X-A    $    482,999,000(5)(6)       N/A               N/A           Interest Only     Notional/Senior          AAA/Aaa/AAA
   X-B    $     12,500,000(5)(7)                                                         Notional/Senior          AAA/Aaa/AAA
   A-R    $            100                 Information Not Provided Hereby                   Residual             AAA/Aaa/AAA
   B-1    $      7,000,000          6.74/7.43       39-123/39-298       Floater (8)        Subordinate             AA/Aa2/AA
   B-2    $      3,500,000          6.74/7.43       39-123/39-298       Floater (9)        Subordinate               A/A1/A
   B-3    $      2,000,000          6.74/7.43       39-123/39-298       Floater (10)       Subordinate            BBB/A3/BBB+
   B-4    $      2,000,000                                                                 Subordinate             BB/Ba1/BB
   B-5    $      1,000,000                                                                 Subordinate              B+/B2/B
   B-6    $      1,501,000                 Information Not Provided Hereby                 Subordinate              NR/NR/NR
  TOTAL   $    500,000,100

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date ), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

(5) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(6) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(7) The balance shown is the combined initial notional amount of the three components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

(8) The Class B-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and
     (iii) 11.75%.

(9) The Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and
     (iii) 11.75%.

(10) The Class B-3 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and
     (iii) 11.75%.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

DEPOSITOR:                     Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:                  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

CO-MANAGER:                    WaMu Capital Corporation

TRUSTEE:                       Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:               S&P, Moody's and Fitch will rate the Offered
                               Certificates. It is expected that the
                               Certificates will be assigned the credit ratings on page 4 of this preliminary Term
                               Sheet.

CUT-OFF DATE:                  May 1, 2005.

PRICING DATE:                  On or about May [12], 2005.

CLOSING DATE:                  On or about May [31], 2005.

DISTRIBUTION DATES:            The 25th day of each month (or if not a
                               business day, the next succeeding business
                               day), commencing in June 2005.

CERTIFICATES:                  The "Senior Certificates" will consist of the
                               Class A-1 and Class A-2 (together, the "Class A
                               Certificates"), the Class X-A and Class X-B
                               (together, the "Class X Certificates") and Class
                               A-R Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class
                               B-3, Class B-4, Class B-5 and Class B-6
                               Certificates. The Senior Certificates and the
                               Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2, Class X-A, Class B-1,
                               Class B-2 and Class B-3 Certificates
                               (collectively, the "Offered Certificates") are being offered publicly.

REGISTRATION:                  The Offered Certificates will be made available
                               in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT: It is anticipated that, for federal income tax purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class A-1 and Class A-2 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X-A Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:             The Offered Certificates are expected to be
                               ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered
                               Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:               The Senior Certificates (other than the Class
                               A-R Certificates) and the Class B-1
                               Certificates are expected to constitute
                               "mortgage related securities" for purposes of SMMEA.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

CLEAN-UP CALL:                 The terms of the transaction allow for an
                               optional termination of the trust and
                               retirement of the Certificates on the date (the
                               "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                               Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:                The trust will consist of 2 groups of adjustable
                               rate mortgage loans secured by first liens on one- to four-family residential properties. The
                               Mortgage Loans have an aggregate stated principal balance as of the Cut-Off Date of approximately
                               $499,898,945. The Mortgage Loans will have an aggregate stated principal balance as of the Closing Date of approximately $500,000,100. The
                               Mortgage Loans are one-month LIBOR indexed
                               (approximately 40.90% of the Mortgage Loans) or six-month LIBOR indexed (approximately 59.10% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage
                               Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:                The Group I Mortgage Loans have an aggregate
                               principal balance of approximately $354,401,745, as of the Cut-Off Date, which equals approximately 70.89% of the Mortgage Loans. The
                               Group I Mortgage Loans are one-month LIBOR indexed (approximately 57.69% of the Group I
                               Mortgage Loans) or six-month LIBOR indexed
                               (approximately 42.31% of the Group I Mortgage
                               Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage
                               Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:                The Group II Mortgage Loans have an aggregate
                               principal balance of approximately $145,497,200, as of the Cut-Off Date, which equals approximately 29.11% of the Mortgage Loans. The
                               Group II Mortgage Loans are all six-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage
                               Loans are scheduled to amortize on a 15-year fully amortizing basis.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

ACCRUED INTEREST:              The Class A-1, Class A-2, Class B-1, Class B-2
                               and Class B-3 Certificates will settle flat.

ACCRUAL PERIOD:                The interest accrual period (the "Accrual
                               Period") with respect to the Class A-1, Class
                               A-2 , Class B-1, Class B-2 and Class B-3
                               Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class X-A Certificates for each Distribution
                               Date will be the calendar month immediately preceding the month in which the Distribution
                               Date occurs on a 30/360 basis.


DELAY DAYS:                    The Class A-1, Class A-2, Class B-1, Class B-2
                               and Class B-3 Certificates will have 0 delay days.

NET WAC CAPS:                  In the case of the Class A-1 Certificates, the
                               weighted average of the net mortgage rates for the Group I Mortgage Loans, the "Group I Net
                               WAC Cap". In the case of the Class A-2
                               Certificates, the weighted average of the net mortgage rates for the Group II Mortgage Loans, the "Group II Net WAC Cap". In the case of the
                               Class B-1, Class B-2 and Class B-3
                               Certificates, the weighted average of the net mortgage rates for the Group I and Group II
                               Mortgage Loans, weighted on the basis of the related group subordinate amount (the
                               "Subordinate Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group
                               I Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The related group subordinated amount for the Group II Mortgage
                               Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group II.

                               If on any Distribution Date, the Certificate
                               Interest Rate of the Class A-1, Class A-2, Class B-1, Class B-2 or Class B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the pool 1 component of the Class X-A Certificates in the case of the Class A-1 Certificates, from payments in respect of the pool 2 component of the Class X-A Certificates, in the case of the Class A-2 Certificates and from payments in respect of the Class X-B Certificates, in the case of the Class B-1, Class B-2 and Class B-3 Certificates.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------



CREDIT ENHANCEMENT:            Senior/subordinate, shifting interest structure.

                                                                         BOND         INITIAL
                                CERTIFICATES         S&P/MOODY'S/FITCH   SIZES*    SUBORDINATION*
                                SENIOR CERTIFICATES     AAA/Aaa/AAA      96.60%        3.40%

                               *Preliminary and subject to revision.

SHIFTING INTEREST:             Until the Distribution Date occurring on or after
                               [June 2015], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior
                               Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                               Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                               The prepayment percentages on the Subordinate Certificates are as follows:

                               June 2005 - May 2015       [0% Pro Rata Share]
                               June 2015 - May 2016       [30% Pro Rata Share]
                               June 2016 - May 2017       [40% Pro Rata Share]
                               June 2017 - May 2018       [60% Pro Rata Share]
                               June 2018 - May 2019       [80% Pro Rata Share]
                               June 2019 and after        [100% Pro Rata Share]

                               Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [May 2008] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a Mortgage Loan group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that Mortgage Loan group) exceeds the initial senior percentage for such Mortgage Loan group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

ALLOCATION OF
REALIZED LOSSES:               Any realized losses, on the Mortgage Loans will
                               be allocated as follows: first, to the
                               Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related
                               Class A Certificates, pro rata, in reduction of their Certificate principal balance.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:                 Distributions on the Certificates will be made on
                               each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class
                               A-1, Class A-2, Class A-R Certificates), and both mortgage groups (in the case of the Class X-A, Class X-B, Class B-1, Class B-2, Class B-3 and the other subordinate certificates), in the following order of priority:

                               1) To the Class A-R, Class A-1, Class A-2, Class X-A and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;
                               2) Concurrently as follows:
                                   i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the
                                       Class B Certificates pursuant to (4) and
                                       (5) below).

                                   ii) To Class A-2, until its principal balance
                                       is reduced to zero, all principal
                                       received with respect to the Group II
                                       Mortgage Loans (other than any portion of such principal distributable to the
                                       Class B Certificates pursuant to (4) and
                                       (5) below).
                               3) To the Class B-1, Class B-2 and Class B-3
                                  Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.
                               4) To the Class B-1, Class B-2 and Class B-3
                                  Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.
                               5) To the Class B-4, Class B-5 and Class B-6
                                  Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)
                               6) To the Class A-R Certificate, any remaining
                                  amount.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
     SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2 AND CLASS B-3

                                  ASSUMPTIONS:
                        ---------------------------------
                         20% CPR
                         Hard Cap: 11.75%
                         To Call
                         Initial 1 Month LIBOR: 3.09000%
                         Initial 6 Month LIBOR: 3.49250%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                               ORIGINAL  REMAINING
                                           CURRENT     NET      TERM TO  TERM TO
                            PRINCIPAL      MORTGAGE  MORTGAGE  MATURITY  MATURITY
GROUP  INDEX TYPE           BALANCE($)      RATE(%)   RATE(%)  (MONTHS)  (MONTHS)
-----  ---------------    --------------   --------  -------   --------  --------
  1    One-Month LIBOR    204,492,307.92    4.666     4.416      300       298

  1    Six-Month LIBOR    149,981,179.80    4.730     4.480      300       296

  2    Six-Month LIBOR    145,526,612.28    4.747     4.497      300       296

                          500,000,100.00

                          INTEREST-                                                  RATE
                            ONLY                MAXIMUM   MINIMUM    NEXT RATE   ADJUSTMENT
                          REMAINING   GROSS     MORTGAGE  MORTGAGE   ADJUSTMENT  FREQUENCY
GROUP  INDEX TYPE         (MONTHS)   MARGIN(%)  RATE(%)   RATE(%)    (MONTHS)    (MONTHS)
-----  ---------------    --------   ---------  -------   -------    --------    --------
  1    One-Month LIBOR      118       1.868     12.002     1.868        1           1

  1    Six-Month LIBOR      116       1.892     12.000     1.892        3           6

  2    Six-Month LIBOR      116       1.896     12.000     1.896        3           6

The Group I Net WAC Cap, Group II Net WAC Cap and Subordinate Net WAC are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

                         GROUP I (1) (2)          GROUP II (2)        SUBORDINATE (1) (2)
     DISTRIBUTION       ----------------        ----------------      --------------------
        PERIOD           NET WAC CAP (%)         NET WAC CAP (%)         NET WAC CAP (%)
---------------------   ----------------        ----------------      --------------------
          1                   4.443                   4.497                  4.459
          2                   4.612                   4.497                  4.578
          3                   8.675                   4.497                  7.459
          4                   11.750                 11.750                  11.750
          5                   11.750                 11.750                  11.750
          6                   11.750                 11.750                  11.750
     7 and after              11.750                 11.750                  11.750

(1)  1 Month LIBOR has a lookback period of 25 days.

(2)  6 Month LIBOR has a lookback period of 30 days.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Total Current Balance                                 $499,898,944.88
Total Number of Loans                                      1,245

                                 AVERAGE OR
                             WEIGHTED AVERAGE (1)         MINIMUM                MAXIMUM
                             --------------------         -------                -------
Current Balance                  $401,525.26            $11,867.72            $8,000,000.00
Original Balance                 $413,949.70            $28,200.00            $8,000,000.00

Loan Rate                           4.709%                2.750%                 7.500%
Servicing Fee                       0.250%                0.250%                 0.250%
Net Loan Rate                       4.459%                2.500%                 7.250%

Gross Margin                        1.884%                1.000%                 4.500%
Maximum Loan Rate                  12.001%                12.000%                12.500%

Original LTV                        71.36%                 9.41%                 100.00%
Effective LTV                       65.72%                 9.41%                 95.00%

Credit Score                         739                    565                    819

Original Term (mos)                  300                    300                    300
Remaining Term (mos)                 297                    269                    300
Seasoning (mos)                       3                      0                     31

Next Rate Reset                       2                      1                      6
Rate Adj Freq                         4                      1                      6
First Rate Adj Freq (2)               4                      2                      6

IO Original Term                     120                    120                    120
IO Remaining Term                    117                    89                     120

Top State Concentrations ($)        CA(18.36%),FL(13.90%),NY(10.69%),NJ(6.98%),MA(3.20%)

First Pay Date                                          11/01/2002             06/01/2005
Rate Change Date                                        06/01/2005             11/01/2005
Maturity Date                                           10/01/2027             05/01/2030

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                  % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE   PERCENT
                   MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT     BALANCE    ORIGINAL   EFFECTIVE   FULL
 INDEX               LOANS      OUTSTANDING      THE CUT-OFF DATE     COUPON    SCORE    OUTSTANDING     LTV        LTV      DOC
 -----               -----      -----------      ----------------     ------    -----    -----------     ---        ---      ---
 One-Month LIBOR         373  $204,450,877.95          40.90%        4.666%      745       $548,126    70.07%      63.11%    82.26%
 Six-Month LIBOR         872  295,448,066.93            59.10        4.738       734        338,817     72.25       67.53    88.95
 TOTAL:                1,245  $499,898,944.88         100.00%        4.709%      739       $401,525    71.36%      65.72%    86.21%

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                              % OF AGGREGATE
                               NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED
RANGE OF CUT-OFF DATE          MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE
STATED PRINCIPAL BALANCES ($)    LOANS      OUTSTANDING      THE CUT-OFF DATE     COUPON
-----------------------------    -----      -----------      ----------------     ------
0.01 to 100,000.00                76       $6,250,031.57            1.25%         4.617%
100,000.01 to 200,000.00         355       53,970,262.66            10.80         4.673
200,000.01 to 300,000.00         293       73,017,176.33            14.61         4.668
300,000.01 to 400,000.00         156       54,594,925.03            10.92         4.690
400,000.01 to 500,000.00          88       40,172,729.11             8.04         4.673
500,000.01 to 600,000.00          77       42,375,866.81             8.48         4.758
600,000.01 to 700,000.00          47       30,670,422.87             6.14         4.679
700,000.01 to 800,000.00          33       24,939,607.55             4.99         4.752
800,000.01 to 900,000.00          18       15,481,673.16             3.10         4.631
900,000.01 to 1,000,000.00        26       25,271,770.74             5.06         4.718
1,000,000.01 to 1,100,000.00       7        7,467,575.09             1.49         4.447
1,100,000.01 to 1,200,000.00       8        9,401,270.68             1.88         4.640
1,200,000.01 to 1,300,000.00      13       16,472,412.98             3.30         4.750
1,300,000.01 to 1,400,000.00       9       12,207,785.78             2.44         4.693
1,400,000.01 to 1,500,000.00      11       16,249,078.50             3.25         4.873
1,500,000.01 to 2,000,000.00      18       33,488,242.84             6.70         4.645
2,000,000.01 to 2,500,000.00       1        2,460,000.00             0.49         4.750
2,500,000.01 to 3,000,000.00       2        5,699,999.00             1.14         4.566
3,000,000.01 or greater            7       29,708,114.18             5.94         5.007
TOTAL:                         1,245     $499,898,944.88          100.00%         4.709%

                               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                               AVERAGE    PRINCIPAL    AVERAGE    AVERAGE   PERCENT
RANGE OF CUT-OFF DATE           CREDIT     BALANCE    ORIGINAL   EFFECTIVE   FULL
STATED PRINCIPAL BALANCES ($)   SCORE    OUTSTANDING     LTV        LTV      DOC
-----------------------------   -----    -----------     ---        ---      ---
0.01 to 100,000.00               751        $82,237     58.58%    55.75%    80.11%
100,000.01 to 200,000.00         737        152,029      69.23     66.65     91.33
200,000.01 to 300,000.00         732        249,205      73.43     69.88     89.80
300,000.01 to 400,000.00         736        349,967      71.45     67.71     78.60
400,000.01 to 500,000.00         735        456,508      74.57     70.72     79.80
500,000.01 to 600,000.00         741        550,336      72.43     70.12     85.81
600,000.01 to 700,000.00         743        652,562      75.13     67.50     68.22
700,000.01 to 800,000.00         734        755,746      74.66     68.78     72.59
800,000.01 to 900,000.00         750        860,093      64.69     57.77     82.92
900,000.01 to 1,000,000.00       735        971,991      60.45     54.56     69.08
1,000,000.01 to 1,100,000.00     713      1,066,796      59.00     55.10    100.00
1,100,000.01 to 1,200,000.00     760      1,175,159      70.38     66.11     87.24
1,200,000.01 to 1,300,000.00     724      1,267,109      74.44     66.95    100.00
1,300,000.01 to 1,400,000.00     730      1,356,421      82.43     70.42    100.00
1,400,000.01 to 1,500,000.00     735      1,477,189      75.66     61.17     90.77
1,500,000.01 to 2,000,000.00     759      1,860,458      73.12     61.66    100.00
2,000,000.01 to 2,500,000.00     715      2,460,000     100.00     57.32    100.00
2,500,000.01 to 3,000,000.00     739      2,850,000      73.53     62.63    100.00
3,000,000.01 or greater          755      4,244,016      62.87     56.74    100.00
TOTAL:                           739       $401,525     71.36%    65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

 CURRENT MORTGAGE RATES

                                                    % OF AGGREGATE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                    NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE   PERCENT
RANGE OF CURRENT    MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT     BALANCE    ORIGINAL   EFFECTIVE   FULL
MORTGAGE RATES (%)    LOANS      OUTSTANDING      THE CUT-OFF DATE     COUPON    SCORE    OUTSTANDING     LTV        LTV      DOC
------------------    -----      -----------      ----------------     ------    -----    -----------     ---        ---      ---
2.501 to 2.750           1         $262,500.00            0.05%        2.750%     765       $262,500     75.00%     75.00%  100.00%
3.501 to 3.750           4        1,487,328.47             0.30         3.710     741        371,832      60.87      60.87   100.00
3.751 to 4.000          21        9,676,802.36             1.94         3.912     742        460,800      82.11      71.60    89.14
4.001 to 4.250          74       29,065,170.03             5.81         4.220     738        392,773      65.44      62.52    99.70
4.251 to 4.500         284      108,739,789.30            21.75         4.459     734        382,887      70.82      66.18    92.87
4.501 to 4.750         526      203,018,350.77            40.61         4.692     737        385,966      72.02      66.14    82.55
4.751 to 5.000         221       91,598,009.38            18.32         4.921     740        414,471      73.16      65.94    83.67
5.001 to 5.250         101       42,952,366.44             8.59         5.174     743        425,271      68.05      64.10    77.52
5.251 to 5.500          11        3,648,628.13             0.73         5.397     740        331,693      75.94      68.95   100.00
5.501 to 5.750           1        8,000,000.00             1.60         5.750     798      8,000,000      63.49      63.49   100.00
7.251 to 7.500           1        1,450,000.00             0.29         7.500     792      1,450,000      91.95      40.00   100.00
TOTAL:               1,245     $499,898,944.88          100.00%         4.709%    739       $401,525     71.36%     65.72%   86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
RANGE OF        NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    AVERAGE   PERCENT
REMAINING TERM  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT     BALANCE    ORIGINAL   EFFECTIVE   FULL
(MONTHS)          LOANS      OUTSTANDING      THE CUT-OFF DATE     COUPON    SCORE    OUTSTANDING     LTV        LTV      DOC
--------------    -----      -----------      ----------------     ------    -----    -----------     ---        ---      ---
269                  4         $486,972.42              0.10%      4.699%       694     $121,743    75.80%     67.18%    86.62%
270                  1          350,712.78              0.07       4.250        716      350,713     44.24      44.24    100.00
271                  1          152,824.00              0.03       4.250        782      152,824     70.10      50.00    100.00
272                  1          622,319.05              0.12       4.625        660      622,319     76.08      76.08    100.00
273                  1          220,994.01              0.04       4.375        786      220,994     75.00      75.00      0.00
276                  2          847,787.46              0.17       4.250        656      423,894     44.65      44.65    100.00
277                  1          119,582.55              0.02       4.500        661      119,583     74.98      74.98    100.00
278                  1        1,500,000.00              0.30       4.625        744    1,500,000     65.22      65.22    100.00
279                  5        3,026,381.64              0.61       4.604        700      605,276     69.78      65.87     79.51
280                  7        3,222,338.94              0.64       4.964        757      460,334     73.36      62.03     42.92
281                  6        4,156,279.00              0.83       4.867        732      692,713     91.55      63.56     81.52
283                  3          842,489.71              0.17       4.053        718      280,830     64.36      64.36     95.22
284                  5        1,181,090.58              0.24       4.411        729      236,218     66.96      66.96     67.77
285                  1          599,296.03              0.12       4.750        773      599,296     12.92      12.92      0.00
286                  3        3,194,393.75              0.64       5.990        741    1,064,798     87.64      56.38     70.97
287                  2          504,880.89              0.10       4.927        700      252,440     84.40      66.28    100.00
288                  4        1,183,060.31              0.24       4.597        731      295,765     87.26      75.77     83.19
289                  4        3,926,624.57              0.79       3.875        741      981,656     88.83      69.62    100.00
290                  4        2,740,068.29              0.55       4.185        725      685,017     65.87      65.87    100.00
291                  5        3,300,931.60              0.66       4.685        757      660,186     65.75      65.75     51.92
292                  8        4,515,995.69              0.90       4.763        726      564,499     74.75      71.26     58.75
293                  9        2,698,739.83              0.54       4.087        744      299,860     68.43      65.44     88.04
294                 14        9,405,928.48              1.88       4.607        760      671,852     67.47      66.57     83.31
295                 34        9,945,656.67              1.99       4.483        733      292,519     70.55      66.90     82.68
296                240       77,120,571.49             15.43       4.518        731      321,336     70.33      68.24     95.91
297                361      145,345,144.93             29.07       4.697        740      402,618     73.05      66.40     82.58
298                325      113,036,052.02             22.61       4.749        735      347,803     73.79      66.97     90.71
299                139       73,417,713.94             14.69       4.893        752      528,185     68.86      63.56     83.56
300                 54       32,234,114.25              6.45       4.838        739      596,928     60.91      58.08     84.01
TOTAL:           1,245     $499,898,944.88            100.00%      4.709%       739     $401,525    71.36%     65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                                    % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
RANGE OF ORIGINAL   NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
LOAN-TO-VALUE       MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
RATIOS (%)            LOANS      OUTSTANDING      THE CUT-OFF DATE     COUPON    SCORE    OUTSTANDING     LTV      LTV       DOC
-----------------     -----      -----------      ----------------     ------    -----    -----------     ---      ---       ---
0.01 to 10.00           1          $80,000.00              0.02%      4.625%     797      $80,000       9.41%      9.41%      0.00%
10.01 to 20.00         18        4,788,766.86               0.96       4.604     770      266,043       15.48      15.48      74.83
20.01 to 30.00         30       10,757,953.82               2.15       4.621     720      358,598       25.39      25.39      74.28
30.01 to 40.00         39       13,470,747.10               2.69       4.696     743      345,404       36.21      36.21      62.83
40.01 to 50.00         95       38,460,974.52               7.69       4.721     742      404,852       46.99      46.99      72.81
50.01 to 60.00        106       43,420,165.39               8.69       4.700     742      409,624       55.99      55.95      78.52
60.01 to 70.00        188      100,286,951.82              20.06       4.759     743      533,441       66.02      65.36      85.66
70.01 to 75.00        145       55,000,410.18              11.00       4.647     728      379,313       73.50      72.17      94.02
75.01 to 80.00        462      147,201,139.19              29.45       4.677     732      318,617       79.09      77.65      95.10
80.01 to 85.00          5        3,642,214.57               0.73       4.645     730      728,443       82.58      63.20     100.00
85.01 to 90.00         22       15,549,095.45               3.11       4.870     751      706,777       87.84      67.94      88.38
90.01 to 95.00         29       12,686,079.79               2.54       5.015     756      437,451       93.11      72.14      88.87
95.01 to 100.00       105       54,554,446.19              10.91       4.678     748      519,566       99.77      66.48      78.05
TOTAL:              1,245     $499,898,944.88            100.00%      4.709%     739     $401,525      71.36%     65.72%     86.21%


EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

RANGE OF
EFFECTIVE                                         % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
LOAN-TO-VALUE     NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RATIOS AT         MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
ORIGINATION (%)     LOANS      OUTSTANDING      THE CUT-OFF DATE     COUPON    SCORE    OUTSTANDING     LTV      LTV       DOC
---------------     -----      -----------      ----------------     ------    -----    -----------     ---      ---       ---

0.01 to 10.00         1            $80,000.00              0.02%      4.625%     797      $80,000      9.41%      9.41%     0.00%
10.01 to 20.00       18          4,788,766.86               0.96       4.604     770      266,043      15.48      15.48     74.83
20.01 to 30.00       30         10,757,953.82               2.15       4.621     720      358,598      25.39      25.39     74.28
30.01 to 40.00       40         14,920,747.10               2.98       4.968     748      373,019      41.63      36.58     66.44
40.01 to 50.00      142         55,882,090.59              11.18       4.731     742      393,536      59.24      47.93     76.12
50.01 to 60.00      114         56,650,561.97              11.33       4.719     744      496,935      62.15      56.52     83.98
60.01 to 70.00      283        163,467,495.53              32.70       4.717     747      577,624      78.11      67.16     82.66
70.01 to 75.00      137         50,442,384.15              10.09       4.632     727      368,193      73.54      73.54     95.46
75.01 to 80.00      453        135,673,505.80              27.14       4.695     731      299,500      79.16      79.16     94.98
80.01 to 85.00        3          1,517,214.57               0.30       4.643     761      505,738      81.70      81.70    100.00
85.01 to 90.00        9          1,983,290.00               0.40       4.808     725      220,366      88.56      88.56    100.00
90.01 to 95.00       15          3,734,934.49               0.75       4.697     698      248,996      94.52      94.52    100.00
TOTAL:            1,245       $499,898,944.88            100.00%      4.709%     739     $401,525     71.36%     65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORES

                                                 % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER OF     AGGREGATE       PRINCIPAL BALANCE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF         MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
CREDIT SCORES      LOANS      OUTSTANDING      THE CUT-OFF DATE     COUPON    SCORE    OUTSTANDING     LTV      LTV       DOC
-------------      -----      -----------      ----------------     ------    -----    -----------     ---      ---       ---
Not Available        3        $1,720,204.66                0.34%    4.536%     NA       $573,402     90.32%     74.84%   100.00%
551 to 575           1           300,000.00                 0.06     5.000    565        300,000      46.07      46.07    100.00
576 to 600           8         3,748,326.15                 0.75     4.502    588        468,541      57.76      56.36    100.00
601 to 625           7         2,606,095.91                 0.52     4.751    620        372,299      69.44      64.82    100.00
626 to 650          17         8,056,322.82                 1.61     4.626    641        473,901      85.31      68.71    100.00
651 to 675          66        28,333,520.26                 5.67     4.710    665        429,296      69.35      68.22    100.00
676 to 700         207        68,504,493.71                13.70     4.695    689        330,940      71.87      69.59     98.32
701 to 725         203        83,216,480.26                16.65     4.644    713        409,933      71.86      65.67     85.85
726 to 750         193        77,192,776.22                15.44     4.671    738        399,963      69.98      65.54     81.24
751 to 775         212        81,542,121.16                16.31     4.691    762        384,633      70.76      65.90     82.06
776 to 800         258       123,041,243.79                24.61     4.804    788        476,904      71.26      63.72     84.85
801 to 825          70        21,637,359.94                 4.33     4.725    807        309,105      74.36      61.94     61.84
Total:           1,245      $499,898,944.88              100.00%    4.709%    739       $401,525     71.36%     65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                       NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                       MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
STATE                    LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV       DOC
-----                    -----      -----------      ----------------    ------    -----    -----------     ---      ---       ---
Alabama                  15           $3,459,509.34           0.69%     4.919%     769       $230,634     74.80%   72.97%    72.00%
Alaska                    3              535,823.33            0.11      4.692     732        178,608      68.80    68.80    100.00
Arizona                  37           10,611,196.30            2.12      4.732     739        286,789      73.61    64.43     73.09
Arkansas                  7            2,033,751.40            0.41      4.707     731        290,536      79.26    73.83     61.62
California              187           91,762,813.60           18.36      4.628     734        490,710      64.46    61.44     93.91
Colorado                 37           15,597,435.13            3.12      4.732     753        421,552      71.77    63.68     91.44
Connecticut              20            9,295,767.54            1.86      4.622     724        464,788      65.83    62.87     74.35
Delaware                 13            4,932,945.01            0.99      4.711     729        379,457      66.18    64.73     77.32
District of Columbia      2            1,494,075.13            0.30      4.796     744        747,038      92.40    73.40    100.00
Florida                 173           69,462,048.02           13.90      4.841     749        401,515      75.91    66.72     80.32
Georgia                  25           10,028,906.71            2.01      4.548     759        401,156      82.14    70.76     91.08
Hawaii                    1               76,850.89            0.02      4.625     789         76,851      15.14    15.14      0.00
Idaho                     5            4,746,137.18            0.95      4.536     742        949,227      73.66    55.58     77.60
Illinois                 34           11,850,745.01            2.37      4.735     737        348,551      72.83    68.36     80.30
Indiana                  15            4,218,646.50            0.84      4.592     748        281,243      76.97    74.60     92.35
Iowa                      4              651,477.75            0.13      4.478     727        162,869      80.88    71.67    100.00
Kansas                    7            2,171,619.54            0.43      4.787     759        310,231      89.63    70.72     82.42
Kentucky                  3            1,280,896.63            0.26      5.017     733        426,966      67.65    67.65     60.27
Louisiana                16            2,812,731.37            0.56      4.710     740        175,796      77.47    70.08     99.00
Maine                     3            1,138,736.64            0.23      4.802     773        379,579      69.98    52.94     28.91
Maryland                 47           14,439,701.60            2.89      4.659     743        307,228      72.59    68.27     97.09
Massachusetts            40           15,973,150.50            3.20      4.640     734        399,329      63.20    61.35     78.59
Michigan                 36           10,118,761.89            2.02      4.641     737        281,077      76.34    72.55     75.26
Minnesota                24            9,345,301.03            1.87      4.771     737        389,388      80.65    71.33     80.34
Mississippi               4              714,131.94            0.14      4.688     733        178,533      78.97    78.97     84.60
Missouri                 18            4,932,702.24            0.99      4.702     743        274,039      73.70    70.62     80.85
Montana                   6            2,473,825.56            0.49      4.485     710        412,304      64.55    64.55     68.73
Nebraska                  4              972,117.17            0.19      4.275     744        243,029      70.34    70.34     76.85
Nevada                   29           11,767,209.46            2.35      4.646     724        405,766      68.65    68.14     92.18
New Hampshire             5            2,280,859.45            0.46      4.824     750        456,172      74.45    74.45     87.11
New Jersey               79           34,873,313.60            6.98      4.803     742        441,434      69.02    64.40     87.57
New Mexico                4            2,376,879.78            0.48      5.046     751        594,220      72.52    69.09     95.57
New York                 79           53,430,084.94           10.69      4.695     729        676,330      63.42    60.26     91.83
North Carolina           20            6,743,903.96            1.35      4.768     751        337,195      84.97    72.61     71.48
North Dakota              2              735,899.06            0.15      4.932     770        367,950      80.00    80.00    100.00
Ohio                     21            6,166,534.18            1.23      4.688     733        293,644      77.12    73.96     96.36
Oklahoma                  3            1,282,580.61            0.26      5.037     707        427,527      96.21    73.29    100.00
Oregon                    2              284,000.00            0.06      4.301     763        142,000      71.07    71.07     64.79
Pennsylvania             24            9,479,094.27            1.90      4.637     729        394,962      78.34    69.12     68.53
Rhode Island              8            1,624,261.91            0.32      4.517     745        203,033      61.98    61.98     92.00
South Carolina           21            7,619,667.38            1.52      4.721     753        362,841      83.48    66.13     89.67
South Dakota              2              244,176.71            0.05      4.910     714        122,088      72.44    72.44    100.00
Tennessee                10            2,880,915.30            0.58      4.725     740        288,092      72.32    64.88     38.97
Texas                    49           13,379,494.31            2.68      4.785     720        273,051      79.41    71.39     84.85
Utah                     11            2,831,806.61            0.57      4.707     746        257,437      73.90    72.03    100.00
Vermont                   2            1,020,000.00            0.20      4.500     781        510,000      63.88    63.88     58.82
Virginia                 33           14,026,588.47            2.81      4.659     744        425,048      78.57    71.57     91.12
Virgin Islands           10            2,867,794.47            0.57      4.600     730        286,779      64.58    64.58     51.68
Washington               29           13,115,992.55            2.62      4.705     734        452,276      79.51    72.91     96.25
West Virginia             3              479,956.11            0.10      4.567     730        159,985      73.99    73.99     84.40
Wisconsin                12            3,119,129.26            0.62      4.697     750        259,927      66.93    66.93    100.00
Wyoming                   1              136,997.54            0.03      4.875     771        136,998      79.02    79.02    100.00
TOTAL:                1,245         $499,898,944.88         100.00%     4.709%     739       $401,525     71.36%   65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                  % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                  NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
OCCUPANCY TYPE      LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
--------------      -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---

Primary          1,032         $411,703,462.65          82.36%      4.693%      737     $398,937     70.87%     67.17%    87.14%
Second Home        140           68,243,775.64           13.65       4.789      750      487,456      73.95      62.36     80.37
Investment          73           19,951,706.59            3.99       4.747      741      273,311      72.54      47.42     86.97
TOTAL:           1,245         $499,898,944.88         100.00%      4.709%      739     $401,525     71.36%     65.72%    86.21%

PROPERTY TYPE


                                                % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
PROPERTY TYPE     LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
-------------     -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---
Single Family     812       $327,025,050.28             65.42%    4.705%      736     $402,740     70.21%     66.11%    87.86%
De Minimis PUD    201         88,661,992.14              17.74     4.725      745      441,104      76.31      67.96     79.08
Planned Unit
Development        54         13,572,914.63               2.72     4.690      739      251,350      72.65      66.70     92.80
Condominium       133         54,595,492.73              10.92     4.708      751      410,492      71.27      61.28     85.05
Cooperative        13          4,916,144.17               0.98     4.808      729      378,165      78.00      67.13     92.31
Two- to
Four-Family        32         11,127,350.93               2.23     4.675      716      347,730      61.34      56.66     89.53
TOTAL:          1,245       $499,898,944.88            100.00%    4.709%      739     $401,525     71.36%     65.72%    86.21%

LOAN PURPOSE

                                               % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
               NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
               MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
LOAN PURPOSE     LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
------------     -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---
Purchase          428       $222,560,874.77            44.52%     4.776%     747     $520,002     77.46%     66.37%    85.20%
Refinance
(No Cash-out)     199         71,957,022.98             14.39      4.642     743      361,593      64.84      63.36     82.46
Refinance
(Cash-out)        618        205,381,047.13             41.08      4.659     729      332,332      67.02      65.85     88.63
TOTAL:          1,245       $499,898,944.88           100.00%     4.709%     739     $401,525     71.36%     65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                      % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                      NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                      MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
LOAN DOCUMENTATION      LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
------------------      -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---
Full Documentation    1,069       $430,973,891.77             86.21%    4.697%    735         $403,156   72.30%     66.88%   100.00%
Stated Documentation     52         23,636,614.07               4.73     4.814    753          454,550    69.17      62.07      0.00
No Income/No Ratio
Documentation           100         34,069,220.88               6.82     4.785    765          340,692    59.79      54.66      0.00
Alternative
Documentation            24         11,219,218.16               2.24     4.707    759          467,467    74.78      62.37      0.00
TOTAL:                1,245       $499,898,944.88            100.00%    4.709%    739         $401,525   71.36%     65.72%    86.21%

CHANNEL

                                               % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
               NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
               MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
CHANNEL          LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
-------          -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---
Correspondent    532        $147,358,643.89            29.48%    4.583%     727       $276,990    69.06%    68.42%    99.86%
Retail           713         352,540,300.99             70.52     4.761     744        494,446     72.32     64.59     80.51
TOTAL:         1,245        $499,898,944.88           100.00%    4.709%     739       $401,525    71.36%    65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

MARGINS

                                            % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
            NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
            MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
MARGINS(%)    LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
----------    -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---
1.000            2          $560,400.00           0.11%        4.555%    725        $280,200   80.00%    80.00%    100.00%
1.125            1         1,440,000.00            0.29         3.875    736       1,440,000    80.00     70.00     100.00
1.250            1           385,326.45            0.08         4.000    776         385,326    79.96     79.96     100.00
1.375            8         4,209,914.80            0.84         4.510    771         526,239    89.53     70.48     100.00
1.500            4         2,074,684.00            0.42         4.386    675         518,671    38.96     36.09      90.41
1.625          125        69,847,587.24           13.97         4.444    736         558,781    70.79     64.55      87.97
1.750          367       110,597,345.69           22.12         4.563    731         301,355    68.86     66.76      95.57
1.813            1           359,899.88            0.07         4.625    785         359,900    75.79     75.79     100.00
1.875          315       140,753,407.76           28.16         4.670    743         446,836    73.60     65.37      80.36
2.000          261       114,744,831.72           22.95         4.895    743         439,635    71.09     64.38      80.03
2.125          141        34,796,634.17            6.96         4.842    726         246,785    72.22     72.22      92.95
2.250           12         4,701,928.02            0.94         4.995    719         391,827    82.29     72.77      48.60
2.375            1           172,985.15            0.03         4.875    780         172,985    76.55     76.55     100.00
2.500            4         5,804,000.00            1.16         5.278    732       1,451,000    62.70     62.70     100.00
2.875            1         8,000,000.00            1.60         5.750    798       8,000,000    63.49     63.49     100.00
4.500            1         1,450,000.00            0.29         7.500    792       1,450,000    91.95     40.00     100.00
TOTAL:       1,245      $499,898,944.88        100.00%         4.709%    739        $401,525   71.36%    65.72%     86.21%

MAXIMUM MORTGAGE RATE

                                          % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
MAXIMUM   NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
MORTGAGE  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
RATE (%)    LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
--------    -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---
12.000    1,244        $498,900,944.88            99.80%    4.709%    739        $401,046     71.36%    65.71%    86.18%
12.500        1             998,000.00              0.20     4.500    706         998,000      70.92     70.92    100.00
TOTAL:    1,245        $499,898,944.88           100.00%    4.709%    739        $401,525     71.36%    65.72%    86.21%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE   PERCENT
NEXT RATE        MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
ADJUSTMENT DATE    LOANS      OUTSTANDING      THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING     LTV      LTV        DOC
---------------    -----      -----------      ----------------    ------    -----    -----------     ---      ---        ---
June 2005            377      $194,994,538.65           39.01%     4.633%     747        $517,227     71.35%  63.98%    82.42%
July 2005            258        89,045,688.89            17.81      4.546     729         345,138      68.68   67.06     94.80
August 2005          246        85,754,877.44            17.15      4.722     735         348,597      72.53   67.50     83.25
September 2005       251        81,234,885.33            16.25      4.920     730         323,645      74.93   68.43     89.08
October 2005          77        30,927,063.04             6.19      4.975     734         401,650      71.57   63.89     85.94
November 2005         36        17,941,891.53             3.59      4.855     763         498,386      62.48   60.44     86.46
TOTAL:             1,245      $499,898,944.88          100.00%     4.709%     739        $401,525     71.36%  65.72%    86.21%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

Total Current Balance                                            $354,401,745.02
Total Number of Loans                                                  829

                                        AVERAGE OR
                                    WEIGHTED AVERAGE (1)             MINIMUM                    MAXIMUM
                                    --------------------             -------                    -------
Current Balance                         $427,505.12                $11,867.72                $8,000,000.00
Original Balance                        $434,920.54                $28,200.00                $8,000,000.00

Loan Rate                                 4.693%                     2.750%                     5.750%
Servicing Fee                             0.250%                     0.250%                     0.250%
Net Loan Rate                             4.443%                     2.500%                     5.500%

Gross Margin                              1.878%                     1.000%                     2.875%
Maximum Loan Rate                        12.001%                    12.000%                    12.500%

Original LTV                              71.21%                      9.41%                     100.00%
Effective LTV                             65.30%                      9.41%                      95.00%

Credit Score                                741                        580                        819

Original Term (mos)                         300                        300                        300
Remaining Term (mos)                        297                        269                        300
Seasoning (mos)                              3                          0                         31

Next Rate Reset                              2                          1                          6
Rate Adj Freq                                3                          1                          6
First Rate Adj Freq(2)                       4                          2                          6

IO Original Term                            120                        120                        120
IO Remaining Term                           117                        89                         120

Top State Concentrations($)                CA(17.79%),FL(14.94%),NY(11.78%),NJ(6.21%),MA(3.75%)

First Pay Date                            11/01/2002                 06/01/2005
Rate Change Date                          06/01/2005                 11/01/2005
Maturity Date                             10/01/2027                 05/01/2030

(1) Based on current balances
(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
INDEX              LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
One-Month LIBOR        373    $204,450,877.95            57.69%    4.666%      745       $548,126   70.07%    63.11%   82.26%
Six-Month LIBOR        456     149,950,867.07             42.31     4.730      736        328,840    72.77     68.28    88.41
TOTAL:                 829    $354,401,745.02           100.00%    4.693%      741       $427,505   71.21%    65.30%   84.86%





CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                              % OF
                                                            AGGREGATE
                                                            PRINCIPAL
                                                             BALANCE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                             NUMBER OF      AGGREGATE      OUTSTANDING   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF CUT-OFF DATE        MORTGAGE   PRINCIPAL BALANCE    AS OF THE   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
STATED PRINCIPAL BALANCES($)   LOANS       OUTSTANDING     CUT-OFF DATE   COUPON    SCORE   OUTSTANDING     LTV       LTV      DOC
----------------------------   -----       -----------     ------------   ------    -----   -----------     ---       ---      ---
0.01 to 100,000.00                  58    $  4,708,474.97        1.33%    4.613%     752     $   81,181   58.42%    56.24%   77.31%
100,000.01 to 200,000.00           205      31,189,249.23         8.80     4.666     738        152,143    69.54     65.79    90.75
200,000.01 to 300,000.00           188      47,073,471.85        13.28     4.679     735        250,391    74.04     69.41    86.18
300,000.01 to 400,000.00           108      37,891,705.64        10.69     4.712     738        350,849    71.62     67.45    76.86
400,000.01 to 500,000.00            59      27,076,958.37         7.64     4.660     734        458,931    74.58     70.47    77.08
500,000.01 to 600,000.00            57      31,308,025.21         8.83     4.718     747        549,264    71.50     68.86    80.79
600,000.01 to 700,000.00            37      24,200,194.59         6.83     4.672     746        654,059    72.96     67.09    70.11
700,000.01 to 800,000.00            25      19,041,157.20         5.37     4.718     732        761,646    73.71     68.61    75.41
800,000.01 to 900,000.00            17      14,581,673.16         4.11     4.647     755        857,745    64.05     56.70    81.86
900,000.01 to 1,000,000.00          23      22,394,377.99         6.32     4.697     731        973,669    62.17     55.52    77.95
1,000,000.01 to 1,100,000.00         4       4,226,348.64         1.19     4.561     731      1,056,587    53.35     47.71   100.00
1,100,000.01 to 1,200,000.00         6       7,032,750.00         1.98     4.603     763      1,172,125    70.36     64.64    82.94
1,200,000.01 to 1,300,000.00         8      10,125,719.35         2.86     4.626     713      1,265,715    73.61     70.05   100.00
1,300,000.01 to 1,400,000.00         7       9,521,785.78         2.69     4.590     723      1,360,255    83.04     70.54   100.00
1,400,000.01 to 1,500,000.00         7      10,384,962.50         2.93     4.611     736      1,483,566    78.96     67.87    85.56
1,500,000.01 to 2,000,000.00        12      22,274,277.36         6.29     4.657     767      1,856,190    76.49     61.86   100.00
2,500,000.01 to 3,000,000.00         2       5,699,999.00         1.61     4.566     739      2,850,000    73.53     62.63   100.00
3,000,000.01 or greater              6      25,670,614.18         7.24     4.969     757      4,278,436    64.00     56.90   100.00
TOTAL:                             829    $354,401,745.02      100.00%    4.693%     741     $  427,505   71.21%    65.30%   84.86%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES

                                                    % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                    NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
RANGE OF CURRENT    MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
MORTGAGE RATES (%)    LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
------------------    -----       -----------      ----------------   ------     -----   -----------     ---       ---        ---
2.501 to 2.750              1    $    262,500.00             0.07%    2.750%      765     $  262,500   75.00%    75.00%    100.00%
3.501 to 3.750              1         487,500.00              0.14     3.750      735        487,500    75.00     75.00     100.00
3.751 to 4.000             12       6,121,028.11              1.73     3.911      764        510,086    85.45     70.77      99.34
4.001 to 4.250             41      17,564,390.40              4.96     4.216      731        428,400    60.06     59.22      99.93
4.251 to 4.500            185      79,742,820.16             22.50     4.471      737        431,042    72.02     65.69      92.63
4.501 to 4.750            413     166,306,144.45             46.93     4.691      740        402,678    71.71     65.81      79.84
4.751 to 5.000            114      52,265,479.35             14.75     4.917      744        458,469    71.44     64.26      84.21
5.001 to 5.250             54      20,785,782.55              5.87     5.171      740        384,922    71.09     65.96      71.44
5.251 to 5.500              7       2,866,100.00              0.81     5.404      732        409,443    75.55     66.66     100.00
5.501 to 5.750              1       8,000,000.00              2.26     5.750      798      8,000,000    63.49     63.49     100.00
TOTAL:                    829    $354,401,745.02           100.00%    4.693%      741     $  427,505   71.21%    65.30%     84.86%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                    % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                    NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
RANGE OF REMAINING  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
TERM (MONTHS)         LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
-------------         -----       -----------      ----------------   ------     -----   -----------     ---       ---        ---
269                         2    $    132,672.42             0.04%    4.561%      744     $   66,336   53.16%    50.00%    50.88%
270                         1         350,712.78              0.10     4.250      716        350,713    44.24     44.24    100.00
271                         1         152,824.00              0.04     4.250      782        152,824    70.10     50.00    100.00
272                         1         622,319.05              0.18     4.625      660        622,319    76.08     76.08    100.00
278                         1       1,500,000.00              0.42     4.625      744      1,500,000    65.22     65.22    100.00
279                         1         225,000.00              0.06     4.750      755        225,000    47.00     47.00      0.00
280                         4       1,050,155.09              0.30     4.889      778        262,539    78.66     77.31     82.19
281                         4       1,296,279.00              0.37     5.125      762        324,070    79.09     73.41     71.59
283                         1          40,292.97              0.01     3.875      801         40,293    80.00     80.00      0.00
284                         3         788,234.47              0.22     4.390      696        262,745    69.47     69.47     61.20
285                         1         599,296.03              0.17     4.750      773        599,296    12.92     12.92      0.00
286                         1         817,000.00              0.23     5.000      643        817,000   100.00     70.00    100.00
288                         3       1,075,040.88              0.30     4.607      734        358,347    88.43     75.79     81.50
289                         3       2,876,344.50              0.81     3.875      794        958,782    95.74     69.51    100.00
290                         3       1,642,121.91              0.46     4.226      698        547,374    66.77     66.77    100.00
291                         5       3,300,931.60              0.93     4.685      757        660,186    65.75     65.75     51.92
292                         6       2,685,002.47              0.76     4.652      724        447,500    77.67     73.76     58.11
293                         3       1,079,194.21              0.30     4.410      753        359,731    78.10     70.63     70.10
294                         7       4,943,051.64              1.39     4.797      746        706,150    64.95     64.95     80.70
295                        26       8,202,581.76              2.31     4.513      733        315,484    70.07     65.64     83.43
296                       140      48,519,233.12             13.69     4.493      731        346,566    70.88     67.56     94.33
297                       244     105,394,565.99             29.74     4.696      742        431,945    72.33     65.89     80.58
298                       214      79,319,166.60             22.38     4.707      739        370,650    74.07     66.11     89.90
299                       111      62,115,260.53             17.53     4.862      757        559,597    68.99     63.09     81.59
300                        43      25,674,464.00              7.24     4.765      728        597,081    62.62     59.57     85.81
TOTAL:                    829    $354,401,745.02           100.00%    4.693%      741     $  427,505   71.21%    65.30%    84.86%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                                   % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
RANGE OF ORIGINAL  NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
LOAN-TO-VALUE      MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
RATIOS (%)          LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
----------------     -----       -----------      ----------------   ------     -----   -----------     ---       ---        ---
0.01 to 10.00              1    $     80,000.00             0.02%    4.625%      797       $ 80,000    9.41%     9.41%     0.00%
10.01 to 20.00            13       3,987,106.65              1.13     4.573      766        306,701    15.18     15.18     69.76
20.01 to 30.00            22       7,426,377.67              2.10     4.622      720        337,563    25.33     25.33     78.23
30.01 to 40.00            27      11,024,903.95              3.11     4.721      747        408,330    36.27     36.27     59.00
40.01 to 50.00            68      29,002,164.37              8.18     4.672      743        426,502    47.26     47.26     70.55
50.01 to 60.00            65      28,753,904.86              8.11     4.636      745        442,368    56.51     56.45     69.78
60.01 to 70.00           125      71,506,450.04             20.18     4.806      750        572,052    65.99     65.16     83.65
70.01 to 75.00            88      36,283,449.60             10.24     4.632      726        412,312    73.53     71.59     93.24
75.01 to 80.00           297     102,095,641.36             28.81     4.663      734        343,756    79.10     77.13     95.48
80.01 to 85.00             5       3,642,214.57              1.03     4.645      730        728,443    82.58     63.20    100.00
85.01 to 90.00            15      12,627,306.29              3.56     4.877      749        841,820    87.53     65.92     85.69
90.01 to 95.00            24       9,354,579.79              2.64     4.661      754        389,774    93.36     76.51     92.52
95.01 to 100.00           79      38,617,645.87              10.9     4.648      748        488,831    99.73     67.04     79.98
TOTAL:                   829    $354,401,745.02           100.00%    4.693%      741       $427,505   71.21%    65.30%    84.86%

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

RANGE OF EFFECTIVE                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
LOAN-TO-VALUE      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
RATIOS AT          MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE     FULL
ORIGINATION(%)      LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE    OUTSTANDING    LTV       LTV         DOC
-----------------   -----       -----------      ----------------   ------     -----    -----------    ---       ---         ---
0.01 to 10.00              1    $     80,000.00             0.02%    4.625%     797        $ 80,000   9.41%     9.41%      0.00%
10.01 to 20.00            13       3,987,106.65              1.13     4.573     766         306,701   15.18     15.18      69.76
20.01 to 30.00            22       7,426,377.67              2.10     4.622     720         337,563   25.33     25.33      78.23
30.01 to 40.00            27      11,024,903.95              3.11     4.721     747         408,330   36.27     36.27      59.00
40.01 to 50.00           108      44,108,396.29             12.45     4.687     742         408,411   60.16     48.20      77.14
50.01 to 60.00            69      36,931,301.44             10.42     4.672     753         535,236   61.01     56.84      77.16
60.01 to 70.00           197     122,214,243.00             34.48     4.732     748         620,377   78.67     67.10      82.29
70.01 to 75.00            81      31,950,423.57              9.02     4.607     726         394,450   73.61     73.61      95.45
75.01 to 80.00           290      91,196,007.97             25.73     4.690     733         314,469   79.21     79.21      94.94
80.01 to 85.00             3       1,517,214.57              0.43     4.643     761         505,738   81.70     81.70     100.00
85.01 to 90.00             5         969,835.42              0.27     4.783     725         193,967   87.90     87.90     100.00
90.01 to 95.00            13       2,995,934.49              0.85     4.681     710         230,456   94.47     94.47     100.00
TOTAL:                   829    $354,401,745.02           100.00%    4.693%     741        $427,505  71.21%    65.30%     84.86%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORES

                                                        % OF
                                                     AGGREGATE
                                                     PRINCIPAL
                                                       BALANCE                WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                   NUMBER OF      AGGREGATE         OUTSTANDING     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
RANGE OF           MORTGAGE   PRINCIPAL BALANCE       AS OF THE     AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
CREDIT SCORES        LOANS       OUTSTANDING        CUT-OFF DATE     COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
-------------        -----       -----------      ----------------   ------     -----   -----------     ---       ---        ---
Not Available              3    $  1,720,204.66             0.49%    4.536%        0       $573,402    90.32%    74.84%   100.00%
576 to 600                 5       2,257,200.00              0.64     4.775      581        451,440     48.20     45.87    100.00
601 to 625                 6       2,400,237.69              0.68     4.740      620        400,040     68.54     63.52    100.00
626 to 650                12       5,943,229.54              1.68     4.602      640        495,269     81.96     68.04    100.00
651 to 675                44      16,998,963.02              4.80     4.729      665        386,340     74.73     73.38    100.00
676 to 700               123      43,607,498.84             12.30     4.670      690        354,533     71.66     68.52     97.36
701 to 725               134      63,713,253.45             17.98     4.651      713        475,472     70.98     64.80     83.35
726 to 750               125      51,062,173.52             14.41     4.602      739        408,497     70.75     65.03     79.12
751 to 775               140      55,793,929.55             15.74     4.698      763        398,528     69.17     64.35     78.99
776 to 800               186      93,748,164.29             26.45     4.777      788        504,022     71.05     64.39     85.82
801 to 825                51      17,156,890.46              4.84     4.694      808        336,410     74.16     60.72     63.79
Total:                   829    $354,401,745.02           100.00%    4.693%      741       $427,505    71.21%    65.30%    84.86%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                          % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                                        BALANCE                  WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                     NUMBER OF      AGGREGATE         OUTSTANDING     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    AVERAGE  PERCENT
                     MORTGAGE   PRINCIPAL BALANCE      AS OF THE      AVERAGE     CREDIT     BALANCE     ORIGINAL  EFFECTIVE   FULL
STATE                  LOANS       OUTSTANDING        CUT-OFF DATE     COUPON     SCORE    OUTSTANDING     LTV       LTV       DOC
-----                  -----       -----------      ----------------   ------     -----    -----------     ---       ---       ---
Alabama                     11    $  2,360,063.14              0.67%    4.964%     772     $  214,551     72.98%    70.29%   74.89%
Alaska                       3         535,823.33               0.15     4.692     732        178,608      68.80     68.80   100.00
Arizona                     27       8,998,647.80               2.54     4.731     740        333,283      74.31     63.85    69.38
Arkansas                     5       1,682,297.06               0.47     4.698     725        336,459      81.12     76.74    60.44
California                 113      63,065,296.05              17.79     4.588     737        558,100      62.78     60.48    91.92
Colorado                    28      11,782,981.69               3.32     4.689     752        420,821      70.36     62.56    88.66
Connecticut                 11       4,257,290.01               1.20     4.639     726        387,026      62.91     62.91    43.98
Delaware                     9       4,151,969.55               1.17     4.702     727        461,330      62.70     62.70    78.81
District of Columbia         2       1,494,075.13               0.42     4.796     744        747,038      92.40     73.40   100.00
Florida                    119      52,938,897.16              14.94     4.872     754        444,865      75.31     66.41    80.67
Georgia                     14       4,277,465.34               1.21     4.546     760        305,533      81.13     69.91    96.98
Hawaii                       1          76,850.89               0.02     4.625     789         76,851      15.14     15.14     0.00
Idaho                        3       3,941,137.18               1.11     4.415     749      1,313,712      74.84     53.07    93.45
Illinois                    21       7,793,917.04               2.20     4.722     743        371,139      71.40     67.00    71.71
Indiana                     10       2,685,318.73               0.76     4.625     753        268,532      79.71     75.99    95.43
Iowa                         4         651,477.75               0.18     4.478     727        162,869      80.88     71.67   100.00
Kansas                       4         680,684.23               0.19     4.647     728        170,171      80.41     73.12    43.92
Kentucky                     2         680,896.63               0.19     4.812     783        340,448      71.61     71.61    25.26
Louisiana                   13       2,204,955.67               0.62     4.785     741        169,612      76.92     67.48    98.72
Maine                        1         329,236.64               0.09     4.500     753        329,237      15.61     15.61   100.00
Maryland                    29      10,739,200.72               3.03     4.644     749        370,317      73.17     67.37    96.09
Massachusetts               29      13,284,354.57               3.75     4.642     735        458,081      62.06     59.83    74.26
Michigan                    27       7,572,601.13               2.14     4.648     742        280,467      77.72     72.66    73.54
Minnesota                   10       4,645,772.81               1.31     4.727     734        464,577      75.66     66.58    76.33
Mississippi                  3         529,405.26               0.15     4.623     729        176,468      76.55     76.55    79.22
Missouri                    12       3,948,318.79               1.11     4.696     742        329,027      71.25     69.72    76.08
Montana                      3       1,806,350.00               0.51     4.341     710        602,117      63.57     63.57    82.74
Nebraska                     3         805,710.17               0.23     4.332     739        268,570      68.60     68.60    72.07
Nevada                      18       7,813,200.82               2.20     4.661     724        434,067      70.21     70.21    90.77
New Hampshire                3       1,740,859.45               0.49     4.901     780        580,286      69.91     69.91    83.11
New Jersey                  53      22,001,371.42               6.21     4.796     750        415,120      72.11     66.55    88.44
New Mexico                   3       1,067,879.78               0.30     4.796     777        355,960      75.61     67.98    90.14
New York                    61      41,755,737.23              11.78     4.676     735        684,520      65.62     61.62    89.55
North Carolina              13       4,460,303.98               1.26     4.681     747        343,100      89.52     71.72    76.68
North Dakota                 2         735,899.06               0.21     4.932     770        367,950      80.00     80.00   100.00
Ohio                        13       3,553,252.83               1.00     4.590     724        273,327      75.16     75.16    93.69
Oklahoma                     3       1,282,580.61               0.36     5.037     707        427,527      96.21     73.29   100.00
Oregon                       1         100,000.00               0.03     4.625     813        100,000      54.64     54.64     0.00
Pennsylvania                16       7,830,228.09               2.21     4.634     724        489,389      80.90     69.74    67.55
Rhode Island                 6       1,157,727.30               0.33     4.574     747        192,955      58.54     58.54    88.77
South Carolina              12       5,251,181.48               1.48     4.693     758        437,598      83.56     67.86    99.23
South Dakota                 2         244,176.71               0.07     4.910     714        122,088      72.44     72.44   100.00
Tennessee                   10       2,880,915.30               0.81     4.725     740        288,092      72.32     64.88    38.97
Texas                       33       9,206,162.51               2.60     4.703     719        278,975      81.37     71.33    81.80
Utah                         3         476,999.00               0.13     4.502     720        159,000      75.31     75.31   100.00
Vermont                      2       1,020,000.00               0.29     4.500     781        510,000      63.88     63.88    58.82
Virginia                    28      11,922,314.67               3.36     4.601     741        425,797      78.60     71.27    92.57
Virgin Islands               4         980,624.79               0.28     4.742     704        245,156      52.19     52.19    75.80
Washington                  14       7,958,108.72               2.25     4.691     730        568,436      82.64     71.75    95.24
West Virginia                2         405,100.00               0.11     4.625     722        202,550      74.73     74.73   100.00
Wisconsin                    9       2,499,129.26               0.71     4.660     749        277,681      64.53     64.53   100.00
Wyoming                      1         136,997.54               0.04     4.875     771        136,998      79.02     79.02   100.00
TOTAL:                     829    $354,401,745.02            100.00%    4.693%     741     $  427,505     71.21%    65.30%   84.86%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                                          BALANCE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                          NUMBER OF      AGGREGATE      OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                          MORTGAGE   PRINCIPAL BALANCE    AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
OCCUPANCY TYPE              LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
--------------              -----       -----------     ------------   ------     -----   -----------     ---       ---       ---
Primary                         666    $286,685,785.37       80.89%    4.688%        739     $430,459   71.00%     66.96%   85.28%
Second Home                     101      50,436,936.42        14.23     4.709        754      499,376    72.30      62.08    79.76
Investment                       62      17,279,023.23         4.88     4.735        742      278,694    71.64      47.19    92.75
TOTAL:                          829    $354,401,745.02       00.00%    4.693%        741     $427,505   71.21%     65.30%   84.86%


PROPERTY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                                          BALANCE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                          NUMBER OF      AGGREGATE      OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                          MORTGAGE   PRINCIPAL BALANCE    AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
PROPERTY TYPE               LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
-------------               -----       -----------     ------------   ------     -----   -----------     ---       ---       ---
Single Family                   513    $223,221,371.42       62.99%    4.698%        738     $435,129    69.58%    65.27%   85.34%
De Minimis PUD                  147      66,957,450.20        18.89     4.677        746      455,493     76.51     68.83    79.13
Planned Unit Development         37       9,912,652.99         2.80     4.663        742      267,910     71.16     64.42    92.15
Condominium                     101      44,014,226.36        12.42      4.69        751      435,784     71.25     61.05    87.37
Cooperative                      10       4,362,612.43         1.23     4.782        724      436,261     79.32     67.07    91.34
Two- to Four-Family              21       5,933,431.62         1.67     4.690        727      282,544     66.85     58.06    96.00
TOTAL:                          829    $354,401,745.02      100.00%    4.693%        741     $427,505    71.21%    65.30%   84.86%


LOAN PURPOSE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                                          BALANCE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                          NUMBER OF      AGGREGATE      OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                          MORTGAGE   PRINCIPAL BALANCE    AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
LOAN PURPOSE                LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
-------------               -----       -----------     ------------   ------     -----   -----------     ---       ---       ---
Purchase                        327    $168,782,943.17       47.62%    4.730%        747     $516,156   77.26%     66.71%   84.90%
Refinance (No Cash-out)         136      52,380,163.09        14.78     4.640        745      385,148    62.87      61.28    80.05
Refinance (Cash-out)            366     133,238,638.76        37.60     4.667        732      364,040    66.83      65.09    86.71
TOTAL:                          829    $354,401,745.02      100.00%    4.693%        741     $427,505   71.21%     65.30%   84.86%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                                           BALANCE              WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                           NUMBER OF      AGGREGATE      OUTSTANDING   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
                           MORTGAGE   PRINCIPAL BALANCE    AS OF THE   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE     FULL
LOAN DOCUMENTATION           LOANS       OUTSTANDING     CUT-OFF DATE   COUPON    SCORE   OUTSTANDING     LTV       LTV        DOC
------------------           -----       -----------     ------------   ------    -----   -----------     ---       ---        ---
Full Documentation               693    $300,754,881.76       84.86%    4.679%       738     $433,990   72.61%     66.66%  100.00%
No Income/No Ratio
Documentation                     77      26,563,936.32         7.50     4.738       764      344,986    59.99      54.62     0.00
Stated Documentation              42      20,076,618.21         5.66     4.818       751      478,015    65.54      60.97     0.00
Alternative Documentation         17       7,006,308.73         1.98     4.759       754      412,136    70.20      59.94     0.00
TOTAL:                           829    $354,401,745.02      100.00%    4.693%       741     $427,505   71.21%     65.30%   84.86%


CHANNEL

                                                % OF
                                              AGGREGATE
                                              PRINCIPAL
                                               BALANCE                WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
               NUMBER OF      AGGREGATE      OUTSTANDING    WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
               MORTGAGE   PRINCIPAL BALANCE    AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE     FULL
CHANNEL          LOANS       OUTSTANDING     CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV         DOC
-------          -----       -----------     ------------    ------     -----   -----------     ---       ---         ---
Correspondent        283     $85,775,152.31        24.20%    4.582%      729       $303,092   68.03%    67.01%    100.00%
Retail               546     268,626,592.71         75.80     4.728      745        491,990    72.23     64.75      80.03
TOTAL:               829    $354,401,745.02       100.00%    4.693%      741       $427,505   71.21%    65.30%     84.86%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

MARGINS

                                                    % OF
                                                  AGGREGATE
                                                  PRINCIPAL
                                                   BALANCE                WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
               NUMBER OF      AGGREGATE         OUTSTANDING     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE    PERCENT
               MORTGAGE   PRINCIPAL BALANCE      AS OF THE       AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
MARGINS(%)      LOANS       OUTSTANDING         CUT-OFF DATE     COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
-----------      -----       -----------      ----------------   ------     -----   -----------     ---       ---        ---
1.000                  1    $    404,000.00             0.11%    4.625%      752     $  404,000   80.00%    80.00%    100.00%
1.125                  1       1,440,000.00              0.41     3.875      736      1,440,000    80.00     70.00     100.00
1.250                  1         385,326.45              0.11     4.000      776        385,326    79.96     79.96     100.00
1.375                  3         536,000.00              0.15     4.502      784        178,667    69.93     66.65     100.00
1.500                  2         375,684.00              0.11     4.172      763        187,842    68.62     68.62     100.00
1.625                 87      50,124,163.99             14.14     4.416      740        576,140    69.00     62.48      90.46
1.750                198      61,531,857.16             17.36     4.547      730        310,767    70.00     68.18      95.55
1.813                  1         359,899.88              0.10     4.625      785        359,900    75.79     75.79     100.00
1.875                305     137,372,716.89             38.76     4.668      744        450,402    73.54     65.11      79.88
2.000                150      70,322,315.03             19.84     4.894      746        468,815    69.18     62.64      79.78
2.125                 71      18,937,656.11              5.34     4.865      727        266,728    71.89     71.89      87.05
2.250                  6       3,397,625.51              0.96     5.065      713        566,271    79.92     72.99      46.67
2.500                  2       1,214,500.00              0.34     5.442      732        607,250    78.40     78.40     100.00
2.875                  1       8,000,000.00              2.26     5.750      798      8,000,000    63.49     63.49     100.00
TOTAL:               829    $354,401,745.02           100.00%    4.693%      741     $  427,505   71.21%    65.30%     84.86%




MAXIMUM MORTGAGE RATE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                                           BALANCE               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                          NUMBER OF      AGGREGATE      OUTSTANDING   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
MAXIMUM                   MORTGAGE   PRINCIPAL BALANCE    AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
MORTGAGE RATE(%)             LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
-----------------------      -----       -----------     ------------   ------     -----   -----------     ---       ---       ---
12.000                           828    $353,403,745.02       99.72%    4.693%      741       $426,816   71.21%     65.28%   84.82%
12.500                             1         998,000.00         0.28     4.500      706        998,000    70.92      70.92   100.00
TOTAL:                           829    $354,401,745.02      100.00%    4.693%      741       $427,505   71.21%     65.30%   84.86%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
NEXT RATE        MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
ADJUSTMENT DATE    LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
---------------    -----       -----------      ----------------   ------     -----   -----------     ---       ---       ---
June 2005              365    $191,279,404.38            53.97%    4.642%      748       $524,053   71.38%    63.86%    82.27%
July 2005              155      58,953,548.03             16.63     4.548      727        380,345    68.46     66.00     92.95
August 2005            124      42,781,922.85             12.07     4.756      738        345,016    70.34     67.27     79.22
September 2005         133      41,137,429.09             11.61     4.892      730        309,304    76.35     69.72     92.54
October 2005            37      14,285,883.12              4.03     5.081      748        386,105    69.50     62.96     76.84
November 2005           15       5,963,557.55              1.68     4.997      747        397,571    68.07     65.50     94.93
TOTAL:                 829    $354,401,745.02           100.00%    4.693%      741       $427,505   71.21%    65.30%    84.86%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2005-B
                             GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

Total Current Balance                                            $145,497,199.86
Total Number of Loans                                                 416

                                                          AVERAGE OR
                                                      WEIGHTED AVERAGE (1)             MINIMUM                         MAXIMUM
                                                      --------------------             -------                         -------
Current Balance                                          $349,752.88                  $30,000.00                    $4,037,500.00
Original Balance                                         $372,159.26                  $30,000.00                    $6,450,000.00

Loan Rate                                                  4.747%                       3.625%                         7.500%
Servicing Fee                                              0.250%                       0.250%                         0.250%
Net Loan Rate                                              4.497%                       3.375%                         7.250%

Gross Margin                                               1.896%                       1.000%                         4.500%
Maximum Loan Rate                                          12.000%                      12.000%                        12.000%

Original LTV                                               71.70%                       10.35%                         100.00%
Effective LTV                                              66.75%                       10.35%                         95.00%

Credit Score                                                 733                          565                            816

Original Term (mos)                                          300                          300                            300
Remaining Term (mos)                                         296                          269                            300
Seasoning (mos)                                               4                            0                             31

Next Rate Reset                                               3                            1                              6
Rate Adj Freq                                                 6                            6                              6
First Rate Adj Freq                                           6                            6                              6

IO Original Term                                             120                          120                            120
IO Remaining Term                                            116                          89                             120

Top State Concentrations ($)                                CA(19.72%),FL(11.36%),NJ(8.85%),NY(8.02%),GA(3.95%)

First Pay Date                         11/01/2002                     06/01/2005
Rate Change Date                       06/01/2005                     11/01/2005
Maturity Date                          10/01/2027                     05/01/2030

(1) Based on current balances


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
(MERRILL LYNCH LOGO)
                             GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX


                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
                                  AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
                    MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
INDEX                 LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
-----                 -----      -----------       ----          ------      -----    -----------     ---         ---        ---
Six-Month LIBOR        416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%
TOTAL:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%


CUT-OFF DATE STATED PRINCIPAL BALANCES


                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
RANGE OF                          AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
CUT-OFF DATE        NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
STATED PRINCIPAL    MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
BALANCES ($)          LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
------------          -----      -----------       ----          ------      -----    -----------     ---         ---        ---
0.01 to 100,000.00      18       $1,541,556.60     1.06%         4.629%        751       $85,642     59.06%     54.23%      88.66%
100,000.01 to
200,000.00             150       22,781,013.43     15.66          4.683        735       151,873      68.80      67.83       92.12
200,000.01 to
300,000.00             105       25,943,704.48     17.83          4.650        727       247,083      72.33      70.74       96.36
300,000.01 to
400,000.00              48       16,703,219.39     11.48          4.640        732       347,984      71.09      68.31       82.57
400,000.01 to
500,000.00              29       13,095,770.74      9.00          4.698        736       451,578      74.54      71.25       85.41
500,000.01 to
600,000.00              20       11,067,841.60      7.61          4.871        722       553,392      75.06      73.68      100.00
600,000.01 to
700,000.00              10        6,470,228.28      4.45          4.702        731       647,023      83.27      69.00       61.16
700,000.01 to
800,000.00               8        5,898,450.35      4.05          4.860        739       737,306      77.73      69.34       63.50
800,000.01 to
900,000.00               1          900,000.00      0.62          4.375        667       900,000      75.00      75.00      100.00
900,000.01 to
1,000,000.00             3        2,877,392.75      1.98          4.882        760       959,131      47.08      47.08        0.00
1,000,000.01 to
1,100,000.00             3        3,241,226.45      2.23          4.297        689     1,080,409      66.37      64.75      100.00
1,100,000.01 to
1,200,000.00             2        2,368,520.68      1.63          4.748        752     1,184,260      70.46      70.46      100.00
1,200,000.01 to
1,300,000.00             5        6,346,693.63      4.36          4.949        743     1,269,339      75.75      62.02      100.00
1,300,000.01 to
1,400,000.00             2        2,686,000.00      1.85          5.058        758     1,343,000      80.25      70.00      100.00
1,400,000.01 to
1,500,000.00             4        5,864,116.00      4.03          5.338        734     1,466,029      69.82      49.30      100.00
1,500,000.01 to
2,000,000.00             6       11,213,965.48      7.71          4.620        744     1,868,994      66.43      61.28      100.00
2,000,000.01 to
2,500,000.00             1        2,460,000.00      1.69          4.750        715     2,460,000     100.00      57.32      100.00
3,000,000.01 or
greater                  1        4,037,500.00      2.77          5.250        737     4,037,500      55.69      55.69      100.00
TOTAL:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
(MERRILL LYNCH LOGO)
                             GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


CURRENT MORTGAGE RATES

                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
                                  AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
RANGE OF CURRENT    MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
MORTGAGE RATES (%)    LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
------------------    -----      -----------       ----          ------      -----    -----------     ---         ---        ---
3.501 to 3.750           3         $999,828.47     0.69%         3.690%        744      $333,276     53.99%     53.99%     100.00%
3.751 to 4.000           9        3,555,774.25      2.44          3.913        704       395,086      76.36      73.02       71.57
4.001 to 4.250          33       11,500,779.63      7.90          4.227        750       348,508      73.66      67.57       99.35
4.251 to 4.500          99       28,996,969.14     19.93          4.426        726       292,899      67.53      67.53       93.51
4.501 to 4.750         113       36,712,206.32     25.23          4.697        722       324,887      73.43      67.61       94.86
4.751 to 5.000         107       39,332,530.03     27.03          4.927        735       367,594      75.44      68.17       82.96
5.001 to 5.250          47       22,166,583.89     15.24          5.178        746       471,629      65.19      62.34       83.22
5.251 to 5.500           4          782,528.13      0.54          5.375        770       195,632      77.36      77.36      100.00
7.251 to 7.500           1        1,450,000.00      1.00          7.500        792     1,450,000      91.95      40.00      100.00
TOTAL:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%


REMAINING TERM


                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
                                  AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
RANGE OF            NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
REMAINING TERM      MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
(MONTHS)              LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
--------              -----      -----------       ----          ------      -----    -----------     ---         ---        ---
269                      2         $354,300.00     0.24%         4.750%        675      $177,150     84.28%     73.61%     100.00%
273                      1          220,994.01      0.15          4.375        786       220,994      75.00      75.00        0.00
276                      2          847,787.46      0.58          4.250        656       423,894      44.65      44.65      100.00
277                      1          119,582.55      0.08          4.500        661       119,583      74.98      74.98      100.00
279                      4        2,801,381.64      1.93          4.592        695       700,345      71.61      67.38       85.90
280                      3        2,172,183.85      1.49          5.000        747       724,061      70.80      54.64       23.94
281                      2        2,860,000.00      1.97          4.750        719     1,430,000      97.20      59.09       86.01
283                      2          802,196.74      0.55          4.062        714       401,098      63.58      63.58      100.00
284                      2          392,856.11      0.27          4.452        794       196,428      61.91      61.91       80.95
286                      2        2,377,393.75      1.63          6.330        774     1,188,697      83.39      51.70       60.99
287                      2          504,880.89      0.35          4.927        700       252,440      84.40      66.28      100.00
288                      1          108,019.43      0.07          4.500        701       108,019      75.64      75.64      100.00
289                      1        1,050,280.07      0.72          3.875        599     1,050,280      69.93      69.93      100.00
290                      1        1,097,946.38      0.75          4.125        766     1,097,946      64.52      64.52      100.00
292                      2        1,830,993.22      1.26          4.925        730       915,497      70.46      67.60       59.69
293                      6        1,619,545.62      1.11          3.871        738       269,924      61.98      61.98      100.00
294                      7        4,462,876.84      3.07          4.396        776       637,554      70.26      68.36       86.20
295                      8        1,743,074.91      1.20          4.342        731       217,884      72.81      72.81       79.15
296                    100       28,601,338.37     19.66          4.560        730       286,013      69.40      69.40       98.60
297                    117       39,950,578.94     27.46          4.697        734       341,458      74.93      67.72       87.85
298                    111       33,716,885.42     23.17          4.849        727       303,756      73.11      68.98       92.63
299                     28       11,302,453.41      7.77          5.065        724       403,659      68.11      66.14       94.34
300                     11        6,559,650.25      4.51          5.122        783       596,332      54.20      52.25       76.96
TOTAL:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
(MERRILL LYNCH LOGO)
                             GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS


                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
                                  AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
RANGE OF ORIGINAL   NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
LOAN-TO-VALUE       MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
RATIOS (%)            LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
----------            -----      -----------       ----          ------      -----    -----------     ---         ---        ---
10.01 to 20.00           5         $801,660.21     0.55%         4.760%        791      $160,332     16.96%     16.96%     100.00%
20.01 to 30.00           8        3,331,576.15      2.29          4.618        720       416,447      25.51      25.51       65.48
30.01 to 40.00          12        2,445,843.15      1.68          4.583        725       203,820      35.96      35.96       80.12
40.01 to 50.00          27        9,458,810.15      6.50          4.872        738       350,326      46.16      46.16       79.74
50.01 to 60.00          41       14,666,260.53     10.08          4.827        735       357,714      54.98      54.96       95.66
60.01 to 70.00          63       28,780,501.78     19.78          4.642        725       456,833      66.09      65.85       90.64
70.01 to 75.00          57       18,716,960.58     12.86          4.678        731       328,368      73.46      73.27       95.53
75.01 to 80.00         165       45,105,497.83     31.00          4.708        728       273,367      79.07      78.83       94.23
85.01 to 90.00           7        2,921,789.16      2.01          4.840        759       417,398      89.17      76.66      100.00
90.01 to 95.00           5        3,331,500.00      2.29          6.008        762       666,300      92.39      59.85       78.61
95.01 to 100.00         26       15,936,800.32     10.95          4.749        749       612,954      99.86      65.12       73.37
TOTAL:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%



EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
RANGE OF EFFECTIVE                AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
LOAN-TO-VALUE       NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
RATIOS AT           MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
ORIGINATION (%)       LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
---------------       -----      -----------       ----          ------      -----    -----------     ---         ---        ---
10.01 to 20.00           5         $801,660.21     0.55%         4.760%        791      $160,332     16.96%     16.96%     100.00%
20.01 to 30.00           8        3,331,576.15      2.29          4.618        720       416,447      25.51      25.51       65.48
30.01 to 40.00          13        3,895,843.15      2.68          5.668        750       299,680      56.80      37.46       87.52
40.01 to 50.00          34       11,773,694.30      8.09          4.896        743       346,285      55.78      46.91       72.28
50.01 to 60.00          45       19,719,260.53     13.55          4.807        725       438,206      64.28      55.91       96.77
60.01 to 70.00          86       41,253,252.53     28.35          4.673        741       479,689      76.46      67.35       83.75
70.01 to 75.00          56       18,491,960.58     12.71          4.675        731       330,214      73.44      73.44       95.47
75.01 to 80.00         163       44,477,497.83     30.57          4.705        727       272,868      79.06      79.06       95.05
85.01 to 90.00           4        1,013,454.58      0.70          4.831        726       253,364      89.19      89.19      100.00
90.01 to 95.00           2          739,000.00      0.51          4.760        649       369,500      94.74      94.74      100.00
TOTAL:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
(MERRILL LYNCH LOGO)
                             GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


CREDIT SCORES


                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
                                  AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
RANGE OF CREDIT     MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
SCORES                LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
------                -----      -----------       ----          ------      -----    -----------     ---         ---        ---
551 to 575               1         $300,000.00     0.21%         5.000%        565      $300,000     46.07%     46.07%     100.00%
576 to 600               3        1,491,126.15      1.02          4.089        599       497,042      72.23      72.23      100.00
601 to 625               1          205,858.22      0.14          4.875        620       205,858      79.97      79.97      100.00
626 to 650               5        2,113,093.28      1.45          4.692        643       422,619      94.74      70.60      100.00
651 to 675              22       11,334,557.24      7.79          4.681        665       515,207      61.29      60.48      100.00
676 to 700              84       24,896,994.87     17.11          4.739        689       296,393      72.24      71.46      100.00
701 to 725              69       19,503,226.81     13.40          4.622        712       282,655      74.72      68.51       94.03
726 to 750              68       26,130,602.70     17.96          4.806        737       384,274      68.48      66.55       85.39
751 to 775              72       25,748,191.61     17.70          4.677        762       357,614      74.20      69.27       88.73
776 to 800              72       29,293,079.50     20.13          4.890        786       406,848      71.95      61.57       81.75
801 to 825              19        4,480,469.48      3.08          4.842        806       235,814      75.11      66.59       54.34
Total:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
(MERRILL LYNCH LOGO)
                             GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


GEOGRAPHIC AREA

                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
                                  AGGREGATE     OUTSTANDING                 WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                    NUMBER OF     PRINCIPAL        AS OF        WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
                    MORTGAGE       BALANCE      THE CUT-OFF     AVERAGE      CREDIT     BALANCE     ORIGINAL   EFFECTIVE     FULL
STATE                 LOANS      OUTSTANDING       DATE          COUPON      SCORE    OUTSTANDING     LTV         LTV        DOC
-----                 -----      -----------       ----          ------      -----    -----------     ---         ---        ---
Alabama                  4       $1,099,446.20     0.76%         4.823%        762      $274,862     78.73%     78.73%      65.80%
Arizona                 10        1,612,548.50      1.11          4.737        732       161,255      69.71      67.67       93.80
Arkansas                 2          351,454.34      0.24          4.748        760       175,727      70.32      59.85       67.28
California              74       28,697,517.55     19.72          4.717        729       387,804      68.14      63.56       98.30
Colorado                 9        3,814,453.44      2.62          4.863        757       423,828      76.10      67.13      100.00
Connecticut              9        5,038,477.53      3.46          4.607        721       559,831      68.30      62.83      100.00
Delaware                 4          780,975.46      0.54          4.762        742       195,244      84.67      75.49       69.42
Florida                 54       16,523,150.86     11.36          4.742        735       305,984      77.83      67.71       79.19
Georgia                 11        5,751,441.37      3.95          4.550        757       522,858      82.90      71.38       86.68
Idaho                    2          805,000.00      0.55          5.125        706       402,500      67.89      67.89        0.00
Illinois                13        4,056,827.97      2.79          4.759        727       312,064      75.59      70.99       96.80
Indiana                  5        1,533,327.77      1.05          4.534        739       306,666      72.16      72.16       86.96
Kansas                   3        1,490,935.31      1.02          4.851        773       496,978      93.85      69.62      100.00
Kentucky                 1          600,000.00      0.41          5.250        676       600,000      63.16      63.16      100.00
Louisiana                3          607,775.70      0.42          4.438        737       202,592      79.49      79.49      100.00
Maine                    2          809,500.00      0.56          4.925        781       404,750      92.10      68.12        0.00
Maryland                18        3,700,500.88      2.54          4.702        727       205,583      70.88      70.88      100.00
Massachusetts           11        2,688,795.93      1.85          4.631        730       244,436      68.88      68.88      100.00
Michigan                 9        2,546,160.76      1.75          4.621        724       282,907      72.22      72.22       80.36
Minnesota               14        4,699,528.22      3.23          4.815        741       335,681      85.60      76.03       84.30
Mississippi              1          184,726.68      0.13          4.875        744       184,727      85.92      85.92      100.00
Missouri                 6          984,383.45      0.68          4.725        748       164,064      83.51      74.21      100.00
Montana                  3          667,475.56      0.46          4.875        712       222,492      67.21      67.21       30.84
Nebraska                 1          166,407.00      0.11          4.000        767       166,407      78.77      78.77      100.00
Nevada                  11        3,954,008.64      2.72          4.617        725       359,455      65.55      64.04       94.97
New Hampshire            2          540,000.00      0.37          4.579        655       270,000      89.09      89.09      100.00
New Jersey              26       12,871,942.18      8.85          4.817        730       495,075      63.75      60.73       86.08
New Mexico               1        1,309,000.00      0.90          5.250        729     1,309,000      70.00      70.00      100.00
New York                18       11,674,347.71      8.02          4.762        708       648,575      55.53      55.38      100.00
North Carolina           7        2,283,599.98      1.57          4.936        757       326,229      76.09      74.34       61.30
Ohio                     8        2,613,281.35      1.80          4.822        746       326,660      79.79      72.33      100.00
Oregon                   1          184,000.00      0.13          4.125        736       184,000      80.00      80.00      100.00
Pennsylvania             8        1,648,866.18      1.13          4.651        748       206,108      66.17      66.17       73.22
Rhode Island             2          466,534.61      0.32          4.375        742       233,267      70.51      70.51      100.00
South Carolina           9        2,368,485.90      1.63          4.781        742       263,165      83.30      62.30       68.47
Texas                   16        4,173,331.80      2.87          4.965        723       260,833      75.11      71.52       91.58
Utah                     8        2,354,807.61      1.62          4.749        751       294,351      73.62      71.37      100.00
Virginia                 5        2,104,273.80      1.45          4.984        756       420,855      78.41      73.27       82.88
Virgin Islands           6        1,887,169.68      1.30          4.526        743       314,528      71.02      71.02       39.15
Washington              15        5,157,883.83      3.55          4.726        738       343,859      74.69      74.69       97.82
West Virginia            1           74,856.11      0.05          4.250        773        74,856      70.00      70.00        0.00
Wisconsin                3          620,000.00      0.43          4.849        753       206,667      76.61      76.61      100.00
TOTAL:                 416     $145,497,199.86   100.00%         4.747%        733      $349,753     71.70%     66.75%      89.50%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B

                             GROUP II MORTGAGE LOANS

--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                     % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
OCCUPANCY TYPE          LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
--------------        ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
Primary                   366      $125,017,677.28           85.92%     4.707%      732     $341,578     70.58%    67.65%    91.41%
Second Home                39        17,806,839.22           12.24      5.015       738      456,586     78.61     63.12     82.11
Investment                 11         2,672,683.36            1.84      4.824       731      242,971     78.40     48.88     49.59
TOTAL:                    416      $145,497,199.86          100.00%     4.747%      733     $349,753     71.70%    66.75%    89.50%

PROPERTY TYPE

                                                     % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
PROPERTY TYPE           LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
-------------         ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
Single Family              299    $103,803,678.86          71.34%        4.719%   731       $347,169      71.58%    67.89%    93.28%
De Minimis PUD              54      21,704,541.94          14.92         4.873    742        401,936      75.70     65.27     78.92
Planned Unit
   Development              17       3,660,261.64           2.52         4.766    730        215,310      76.67     72.88     94.56
Condominium                 32      10,581,266.37           7.27         4.779    750        330,665      71.37     62.23     75.41
Cooperative                  3         553,531.74           0.38         5.017    767        184,511      67.56     67.56    100.00
Two- to Four-Family         11       5,193,919.31           3.57         4.659    704        472,174      55.05     55.05     82.14
TOTAL:                     416    $145,497,199.86         100.00%        4.747%   733       $349,753      71.70%    66.75%    89.50%

LOAN PURPOSE

                                                    % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                     NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                      MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
LOAN PURPOSE           LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
------------         ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
Purchase                 101     $ 53,777,931.60        36.96%         4.921%     746      $532,455      78.09%    65.28%    86.15%
Refinance
  (No Cash-out)           63       19,576,859.89        13.46          4.645      736       310,744      70.11     68.94     88.89
Refinance
  (Cash-out)             252       72,142,408.37        49.58          4.644      723       286,279      67.38     67.26     92.16
TOTAL:                   416     $145,497,199.86       100.00%         4.747%     733      $349,753      71.70%    66.75%    89.50%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B

                             GROUP II MORTGAGE LOANS

--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                     % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
LOAN DOCUMENTATION      LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
------------------    ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
Full Documentation        376     $130,219,010.01          89.50%        4.738%     729      $346,327    71.59%     67.41%   100.00%
No Income/No Ratio
  Documentation            23        7,505,284.56           5.16         4.953      769       326,317    59.10      54.82      0.00
Alternative
  Documentation             7        4,212,909.43           2.90         4.620      767       601,844    82.39      66.40      0.00
Stated Documentation       10        3,559,995.86           2.45         4.787      764       356,000    89.67      68.27      0.00
TOTAL:                    416     $145,497,199.86         100.00%        4.747%     733      $349,753    71.70%     66.75%    89.50%

CHANNEL

                                                     % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
CHANNEL                 LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
------------          ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
Correspondent             249     $ 61,583,491.58          42.33%        4.585%     725     $247,323      70.49%    70.40%    99.68%
Retail                    167       83,913,708.28          57.67         4.865      739      502,477      72.59     64.08     82.03
TOTAL:                    416     $145,497,199.86         100.00%        4.747%     733     $349,753      71.70%    66.75%    89.50%

MARGINS

                                                     % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
MARGINS (%)             LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
------------          ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
1.000                       1     $    156,400.00            0.11%       4.375%     654    $  156,400      80.00%    80.00%  100.00%
1.375                       5        3,673,914.80            2.53        4.511      769       734,783      92.39     71.04   100.00
1.500                       2        1,699,000.00            1.17        4.434      668       849,500      32.41     28.89    88.29
1.625                      38       19,723,423.25           13.56        4.514      727       519,037      75.35     69.83    81.65
1.750                     169       49,065,488.53           33.72        4.583      734       290,328      67.42     64.96    95.59
1.875                      10        3,380,690.87            2.32        4.748      711       338,069      76.11     76.11   100.00
2.000                     111       44,422,516.69           30.53        4.897      737       400,203      74.11     67.13    80.43
2.125                      70       15,858,978.06           10.90        4.814      725       226,557      72.61     72.61   100.00
2.250                       6        1,304,302.51            0.90        4.810      733       217,384      88.46     72.22    53.62
2.375                       1          172,985.15            0.12        4.875      780       172,985      76.55     76.55   100.00
2.500                       2        4,589,500.00            3.15        5.235      732     2,294,750      58.54     58.54   100.00
4.500                       1        1,450,000.00            1.00        7.500      792     1,450,000      91.95     40.00   100.00
TOTAL:                    416     $145,497,199.86          100.00%       4.747%     733    $  349,753      71.70%    66.75%   89.50%


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B

                             GROUP II MORTGAGE LOANS

--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATE

                                                     % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
MAXIMUM MORTGAGE       MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
RATE (%)                LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
----------------      ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
12.000                   416      $145,497,199.86        100.00%        4.747%      733     $349,753     71.70%    66.75%     89.50%
TOTAL:                   416      $145,497,199.86        100.00%        4.747%      733     $349,753     71.70%    66.75%     89.50%

NEXT RATE ADJUSTMENT DATE

                                                     % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                      NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
NEXT RATE              MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
ADJUSTMENT DATE         LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV       DOC
---------------       ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
June 2005                  12     $  3,715,134.27           2.55%       4.155%      688      $309,595     70.07%    70.07%    90.22%
July 2005                 103       30,092,140.86          20.68        4.543       733       292,157     69.12     69.12     98.42
August 2005               122       42,972,954.59          29.54        4.689       732       352,237     74.72     67.74     87.27
September 2005            118       40,097,456.24          27.56        4.948       731       339,809     73.47     67.11     85.53
October 2005               40       16,641,179.92          11.44        4.884       723       416,029     73.35     64.69     93.75
November 2005              21       11,978,333.98           8.23        4.784       771       570,397     59.70     57.92     82.24
TOTAL:                    416     $145,497,199.86         100.00%       4.747%      733      $349,753     71.70%    66.75%    89.50%


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

     DATE                10% CPR     15% CPR     20% CPR     25% CPR    30% CPR
------------------       -------     -------     -------     -------    -------
Initial Percentage         100         100         100         100        100
May 25, 2006                90          84          79          74         69
May 25, 2007                80          71          63          55         47
May 25, 2008                72          60          49          40         33
May 25, 2009                64          51          39          30         23
May 25, 2010                58          43          32          23         16
May 25, 2011                51          36          25          17         11
May 25, 2012                46          31          20          13          8
May 25, 2013                42          26          16          10          5
May 25, 2014                37          22          13           7          4
May 25, 2015                33          19          10           5          3
May 25, 2016                29          15           8           4          2
May 25, 2017                24          12           6           3          1
May 25, 2018                21          10           4           2          1
May 25, 2019                17           8           3           1          1
May 25, 2020                15           6           2           1          *
May 25, 2021                12           5           2           1          *
May 25, 2022                10           4           1           *          *
May 25, 2023                 8           3           1           *          *
May 25, 2024                 6           2           1           *          *
May 25, 2025                 5           2           *           *          *
May 25, 2026                 3           1           *           *          *
May 25, 2027                 2           1           *           *          *
May 25, 2028                 1           *           *           *          *
May 25, 2029                 1           *           *           *          *
May 25, 2030                 0           0           0           0          0

WAL                       7.80         5.64        4.28        3.37       2.73

* = less than 0.5%


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
--------------------------------------------------------------------------------

TO MATURITY


        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE              10% CPR    15% CPR     20% CPR      25% CPR     30% CPR
Initial Percentage        100        100         100          100         100
May 25, 2006               90         84          79           74          69
May 25, 2007               80         71          63           55          47
May 25, 2008               72         60          49           40          33
May 25, 2009               64         51          39           30          23
May 25, 2010               58         43          32           23          16
May 25, 2011               51         36          25           17          11
May 25, 2012               46         31          20           13           8
May 25, 2013               42         26          16           10           5
May 25, 2014               37         22          13            7           4
May 25, 2015               33         19          10            5           3
May 25, 2016               28         15           8            4           2
May 25, 2017               24         12           6            3           1
May 25, 2018               21         10           4            2           1
May 25, 2019               17          8           3            1           1
May 25, 2020               15          6           2            1           *
May 25, 2021               12          5           2            1           *
May 25, 2022               10          4           1            *           *
May 25, 2023                8          3           1            *           *
May 25, 2024                6          2           1            *           *
May 25, 2025                5          1           *            *           *
May 25, 2026                3          1           *            *           *
May 25, 2027                2          1           *            *           *
May 25, 2028                1          *           *            *           *
May 25, 2029                *          *           *            *           *
May 25, 2030                0          0           0            0           0

WAL                      7.79        5.63        4.28         3.37       2.73

* = less than 0.5%


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
--------------------------------------------------------------------------------


TO MATURITY

                PERCENTAGE OF CLASS B-1, CLASS B-2 AND CLASS B-3
                    CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

     DATE                10% CPR     15% CPR     20% CPR     25% CPR     30% CPR
Initial Percentage         100         100         100         100         100
May 25, 2006               100         100         100         100         100
May 25, 2007               100         100         100         100         100
May 25, 2008               100         100         100          92          84
May 25, 2009               100         100          83          69          59
May 25, 2010               100          90          66          52          41
May 25, 2011               100          76          53          39          29
May 25, 2012                96          65          43          29          20
May 25, 2013                86          55          34          22          14
May 25, 2014                78          47          27          16          10
May 25, 2015                69          39          22          12           7
May 25, 2016                59          32          16           9           5
May 25, 2017                51          26          12           6           3
May 25, 2018                43          21           9           4           2
May 25, 2019                36          16           7           3           1
May 25, 2020                30          13           5           2           1
May 25, 2021                25          10           4           1           1
May 25, 2022                20           8           3           1           *
May 25, 2023                16           6           2           1           *
May 25, 2024                13           4           1           *           *
May 25, 2025                10           3           1           *           *
May 25, 2026                 7           2           1           *           *
May 25, 2027                 5           1           *           *           *
May 25, 2028                 3           1           *           *           *
May 25, 2029                 1           *           *           *           *
May 25, 2030                 0           0           0           0           0

WAL                      13.01        9.69        7.43        6.12        5.26

* = less than 0.5%


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                             10%               15%               20%                25%                30%
                             CPR               CPR               CPR                CPR                CPR
                           TO CALL           TO CALL           TO CALL            TO CALL            TO CALL
-----------------------------------------------------------------------------------------------------------------
                         DISC MARGIN       DISC MARGIN       DISC MARGIN        DISC MARGIN        DISC MARGIN
-----------------------------------------------------------------------------------------------------------------
A-1
PRICE    100.0000             21               21                21                 21                  21

WAL                          7.50             5.29              3.95               3.08                2.48
PRINCIPAL WINDOW        Jun05 - Jul22     Jun05 - Jul18     Jun05 - Aug15      Jun05 - Jun13      Jun05 - Nov11
-----------------------------------------------------------------------------------------------------------------
A-2
PRICE    100.0000             23               23                23                 23                  23

WAL                          7.49             5.29              3.95               3.08                2.48
PRINCIPAL WINDOW        Jun05 - Jul22     Jun05 - Jul18     Jun05 - Aug15      Jun05 - Jun13      Jun05 - Nov11
-----------------------------------------------------------------------------------------------------------------
B-1
PRICE    100.0000             40               40                40                 40                  40

WAL                         12.39             8.96              6.74               5.45                4.61
PRINCIPAL WINDOW        Jan12 - Jul22     Oct09 - Jul18     Aug08 - Aug15      Nov07 - Jun13      Jun07 - Nov11
-----------------------------------------------------------------------------------------------------------------
B-2
PRICE    100.0000             60               60                60                 60                  60

WAL                         12.39             8.96              6.74               5.45                4.61
PRINCIPAL WINDOW        Jan12 - Jul22     Oct09 - Jul18     Aug08 - Aug15      Nov07 - Jun13      Jun07 - Nov11
-----------------------------------------------------------------------------------------------------------------
B-3
PRICE    100.0000            115               115               115                115                115

WAL                         12.39             8.96              6.74               5.45                4.61
PRINCIPAL WINDOW        Jan12 - Jul22     Oct09 - Jul18     Aug08 - Aug15      Nov07 - Jun13      Jun07 - Nov11
-----------------------------------------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

                      5% CPR     10% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      45% CPR
 X-A                  YIELD       YIELD        YIELD        YIELD        YIELD        YIELD        YIELD        YIELD        YIELD
-----------------------------------------------------------------------------------------------------------------------------------
PRICE   3.42402%      40.45       33.93        27.19        20.00        11.97         2.93        (6.91)      (17.65)      (29.28)
MOD DURATION           2.00        2.05         2.08         2.09         2.06         2.01         1.97         1.93         1.90

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2005-B
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                     10%                   15%                   20%                 25%                  30%
                                     CPR                   CPR                   CPR                 CPR                  CPR
                                 TO MATURITY           TO MATURITY           TO MATURITY         TO MATURITY          TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                 DISC MARGIN           DISC MARGIN           DISC MARGIN         DISC MARGIN          DISC MARGIN
-----------------------------------------------------------------------------------------------------------------------------------
A-1
PRICE    100.0000                    22                     22                   22                   22                   23

WAL                                 7.80                   5.64                 4.28                 3.37                 2.73
PRINCIPAL WINDOW                Jun05 - Mar30         Jun05 - Mar30         Jun05 - Mar30       Jun05 - Mar30        Jun05 - Mar30
-----------------------------------------------------------------------------------------------------------------------------------
A-2
PRICE    100.0000                    23                     24                   24                   24                   25

WAL                                 7.79                   5.63                 4.28                 3.37                 2.73
PRINCIPAL WINDOW                Jun05 - Jan30         Jun05 - Jan30         Jun05 - Jan30       Jun05 - Jan30        Jun05 - Jan30
-----------------------------------------------------------------------------------------------------------------------------------
B-1
PRICE    100.0000                    41                     41                   41                   42                   42

WAL                                 13.01                  9.69                 7.43                 6.12                 5.26
PRINCIPAL WINDOW                Jan12 - Mar30         Oct09 - Mar30         Aug08 - Mar30       Nov07 - Mar30        Jun07 - Mar30
-----------------------------------------------------------------------------------------------------------------------------------
B-2
PRICE    100.0000                    61                     62                   62                   63                   63

WAL                                 13.01                  9.69                 7.43                 6.12                 5.26
PRINCIPAL WINDOW                Jan12 - Mar30         Oct09 - Mar30         Aug08 - Mar30       Nov07 - Mar30        Jun07 - Mar30
-----------------------------------------------------------------------------------------------------------------------------------
B-3
PRICE    100.0000                    117                   118                   119                 120                  121

WAL                                 13.01                  9.69                 7.43                 6.12                 5.26
PRINCIPAL WINDOW                Jan12 - Mar30         Oct09 - Mar30         Aug08 - Mar30       Nov07 - Mar30        Jun07 - Mar30
-----------------------------------------------------------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)

                     5% CPR     10% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR      45% CPR
 X-A                 YIELD       YIELD        YIELD        YIELD        YIELD        YIELD        YIELD        YIELD        YIELD
-----------------------------------------------------------------------------------------------------------------------------------
PRICE   3.42402%     40.45       33.95        27.31        20.49        13.37         5.88        (1.87)       (9.93)       (18.38)
MOD DURATION          2.00        2.05         2.11         2.16         2.22         2.28         2.36         2.45          2.56

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.